UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-49950


                       Date of Report: October 23, 2006


                          TRITON PETROLEUM GROUP, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Nevada                                       98-1232018
    ----------------------------------------------------------------------
    (State of other jurisdiction of                 (IRS Employer
     incorporation or organization                   Identification No.)

      14 Garrison Inn Lane, Garrison, New York           10524
      -------------------------------------------------------------------
      (Address of principal executive offices)        (Zip Code)


                                845-424-4100
              --------------------------------------------------
              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

     On October 23, 2006 the Board of Directors of Triton Petroleum Group dismissed Brown Smith Wallace, L.L.C. ("Brown Smith Wallace") from its position as Triton Petroleum Group's principal independent accountant.

     The audit reports of Brown Smith Wallace on Triton Petroleum
Group's financial statements for the years ended December 31, 2005 and 2004 contained a modification expressing substantial doubt about Triton Petroleum Group's ability to continue as a going concern. The audit reports of Brown Smith Wallace on Triton Petroleum Group's financial statements for the years ended December 31, 2005 and 2004 also contained a modification to the effect that certain contingencies remained to be resolved in connection with a business combination. The audit reports of Brown Smith Wallace for the years ended December 31, 2005 and 2004 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modifications noted above. Brown Smith Wallace did not, during the applicable periods, advise Triton Petroleum Group of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     Triton Petroleum Group and Brown Smith Wallace have not, during Triton Petroleum Group's two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Brown Smith Wallace's satisfaction, would have caused Brown Smith Wallace to make reference to the subject matter of the disagreement in connection with its reports.

     Triton Petroleum Group has requested Brown Smith Wallace to furnish a letter addressed to the Securities Exchange Commission stating whether or not Brown Smith Wallace agrees with the statements in this 8-K. A copy of such letter dated October 23, 2006 is filed as exhibit 16 to this 8-K.

     On October 23, 2006 Triton Petroleum Group retained the firm of Bagell, Josephs, Levine & Co. ("Bagell Josephs") to audit Triton Petroleum Group's financial statements for the year ended December 31, 2006. At no time during the past two fiscal years or any subsequent period did Triton Petroleum Group consult with Bagell Josephs regarding any matter of the sort described above with reference to Brown Smith Wallace, any issue relating to the financial statements of Triton Petroleum Group, or the type of audit opinion that might be rendered for Triton Petroleum Group.

Item 9.01  Financial Statements and Exhibits

Exhibits

     16.   Letter from Brown Smith Wallace, L.L.C. dated October 23, 2006

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRITON PETROLEUM GROUP, INC.

Dated: October 26, 2006                 By: /s/ Michael Margolies
                                            ----------------------------
                                            Michael Margolies, Chief
                                            Executive Officer